UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

September 30

Date of Fiscal Year End

September 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Atlanta Capital

Focused Growth Fund

Annual Report

September 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Atlanta Capital Focused Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	20

Federal Tax Information	21

Special Meeting of Shareholders	22

Board of Trustees’ Contract Approval	23

Management and Organization	26

Important Notices	29

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks led the way with double-digit gains in the 12-month period ended September 30, 2018, while global stocks delivered mixed results.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back in the final three months of the period. Technology stocks led the advance, overcoming an earlier setback from a wave of data-privacy scandals. U.S. economic indicators remained largely positive throughout the period, prompting the U.S. Federal Reserve to raise its benchmark interest rate three times over the 12-month span.

Overseas equity markets delivered mixed results in the period. After early strength aided by rising corporate profits, European stocks subsequently pulled back amid mounting trade war concerns, before a partial recovery in the final months of the period. Similarly, after early gains, China entered a prolonged stock slump that reached bear market territory in late June 2018. Besides trade war fears, signs of slowing economic growth also weighed on Chinese stocks.

For the 12-month period ended September 30, 2018, all major U.S. stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average®2 advanced 20.76%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 17.91%. The technology-laden NASDAQ Composite Index surged 25.17% in the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large-and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2018, Atlanta Capital Focused Growth Fund (the Fund) had a total return of 26.96% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 1000® Growth Index (the Index), returned 26.30% during the period.

The Fund had strong absolute and relative returns in a robust market. It maintained relative performance despite the momentum-growth market not being ideally suited to the Fund’s style, which is focused on high-quality growth at a reasonable price. The Fund had positive absolute returns in nine of the 10 market sectors in which it was invested, while the Index had gains in all 11 sectors. During the period, a new market sector — communication services — which the Fund invests in, was created, bringing together companies from telecommunication services, information technology, and consumer discretionary sectors.

Overall, the Fund had strong security selection, which was partly offset by sector allocation. Sector positioning is incidental to security-specific selection. Visa, Inc. and Mastercard, Inc. were major contributors to Fund performance. Atlanta Capital believes these longtime Fund holdings may continue to ride a secular tailwind in the transition from cash payments to the use of credit card. Intuit, Inc. (Intuit) performed well and the Fund benefited from its timely addition to the portfolio a year ago. Its QuickBooks online business did particularly well, while Intuit’s tax business continued to be strong. Zoetis, Inc. (Zoetis) is a global leader in animal health medicines and vaccines, serving both livestock and pets. The Fund benefited from adding to its position on periodic dips during the period.

The Fund’s relative performance was held back during the period by not owning several high-flying stocks that did not meet selection criteria based on high valuations and inconsistent earnings, including Amazon.com, Inc., Netflix, Inc. and NVIDIA Corporation. Apple, Inc. was an outperforming stock that met the Fund’s criteria for high quality. However, in our view, Apple no longer has growth characteristics as the volume of iPhone sales is peaking, and we believe iPhones average selling prices (ASP) will be harder to grow.

Although Check Point Software Technologies, Ltd. disappointed because of a slowdown in its product lifecycle and sales-force transitions, the Fund sees the security software firm as a long-term play expected to grow in demand for its multiple product lines.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Performance2,3

Portfolio Managers Joseph B. Hudepohl, CFA, Robert R. Walton, Jr., CFA, Jeffrey A. Miller, CFA and Lance V. Garrison, CFA, each of Atlanta Capital

Management Company, LLC.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	26.96%	14.32%	11.23%
Class A with 5.75% Maximum Sales Charge	—	—	19.65	12.96	10.58
Class C at NAV	05/02/2011	04/30/2002	26.01	13.44	10.62
Class C with 1% Maximum Sales Charge	—	—	25.18	13.44	10.62
Class I at NAV	04/30/2002	04/30/2002	27.21	14.58	11.50
Russell 1000® Growth Index	—	—	26.30%	16.57%	14.30%

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.40%	2.19%	1.18%
Net			1.25	2.00	1.00

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$27,450	N.A.
Class I	$250,000	09/30/2008	$742,887	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Visa, Inc., Class A	8.2%

Alphabet, Inc., Class C	7.6

Thermo Fisher Scientific, Inc.	6.4

Microsoft Corp.	5.6

Danaher Corp.	5.4

Zoetis, Inc.	5.4

Dollar General Corp.	5.3

Ecolab, Inc.	5.2

Mastercard, Inc., Class A	4.4

Praxair, Inc.	4.3

Total	57.8%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,140.00	$6.71	**	1.25%
Class C	$1,000.00	$1,136.30	$10.71	**	2.00%
Class I	$1,000.00	$1,141.40	$5.37	**	1.00%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.80	$6.33	**	1.25%
Class C	$1,000.00	$1,015.00	$10.10	**	2.00%
Class I	$1,000.00	$1,020.10	$5.06	**	1.00%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Portfolio of Investments

Common Stocks — 96.8%
Security	Shares	Value

Capital Markets — 5.1%
Charles Schwab Corp. (The)	10,608	$521,383
Intercontinental Exchange, Inc.	12,407	929,160
		$1,450,543

Chemicals — 9.5%
Ecolab, Inc.	9,471	$1,484,863
Praxair, Inc.	7,619	1,224,602
		$2,709,465

Electronic Equipment, Instruments & Components — 3.6%
Amphenol Corp., Class A	10,766	$1,012,219
		$1,012,219

Energy Equipment & Services — 1.0%
Schlumberger, Ltd.	4,841	$294,914
		$294,914

Equity Real Estate Investment Trusts (REITs) — 4.0%
American Tower Corp.	7,748	$1,125,784
		$1,125,784

Food Products — 2.9%
Mondelez International, Inc., Class A	19,183	$824,102
		$824,102

Health Care Equipment & Supplies — 5.4%
Danaher Corp.	14,154	$1,537,974
		$1,537,974

Hotels, Restaurants & Leisure — 1.4%
Starbucks Corp.	6,866	$390,263
		$390,263

Insurance — 2.9%
Marsh & McLennan Cos., Inc.	10,095	$835,058
		$835,058

Interactive Media & Services — 7.6%
Alphabet, Inc., Class C(1)	1,822	$2,174,502
		$2,174,502

Security	Shares	Value

IT Services — 14.6%
Accenture PLC, Class A	3,358	$571,532
Mastercard, Inc., Class A	5,556	1,236,821
Visa, Inc., Class A	15,551	2,334,049
		$4,142,402

Life Sciences Tools & Services — 6.4%
Thermo Fisher Scientific, Inc.	7,438	$1,815,467
		$1,815,467

Machinery — 3.7%
IDEX Corp.	3,742	$563,770
Xylem, Inc.	5,963	476,265
		$1,040,035

Multiline Retail — 5.3%
Dollar General Corp.	13,694	$1,496,754
		$1,496,754

Pharmaceuticals — 5.4%
Zoetis, Inc.	16,758	$1,534,363
		$1,534,363

Professional Services — 2.1%
Verisk Analytics, Inc.(1)	5,052	$609,019
		$609,019

Software — 13.1%
Check Point Software Technologies, Ltd.(1)	8,733	$1,027,612
Intuit, Inc.	4,909	1,116,307
Microsoft Corp.	13,905	1,590,315
		$3,734,234

Specialty Retail — 2.8%
TJX Cos., Inc. (The)	6,986	$782,572
		$782,572

Total Common Stocks (identified cost $16,091,621)		$27,509,670

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Portfolio of Investments — continued

Short-Term Investments — 3.5%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 2.19%(2)	998,890	$998,891

Total Short-Term Investments (identified cost $998,937)		$998,891

Total Investments — 100.3% (identified cost $17,090,558)		$28,508,561

Other Assets, Less Liabilities — (0.3)%		$(93,831)

Net Assets — 100.0%		$28,414,730

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2018.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Statement of Assets and Liabilities

Assets	September 30, 2018
Unaffiliated investments, at value (identified cost, $16,091,621)	$27,509,670
Affiliated investment, at value (identified cost, $998,937)	998,891
Dividends receivable	23,418
Dividends receivable from affiliated investment	1,559
Receivable for Fund shares sold	10,160
Total assets	$28,543,698

Liabilities
Payable for Fund shares redeemed	$35,670
Payable to affiliates:
Investment adviser fee	15,186
Distribution and service fees	5,751
Other	9,751
Accrued expenses	62,610
Total liabilities	$128,968
Net Assets	$28,414,730

Sources of Net Assets
Paid-in capital	$12,723,525
Distributable earnings	15,691,205
Total	$28,414,730

Class A Shares
Net Assets	$18,938,208
Shares Outstanding	1,673,418
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.32
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.01

Class C Shares
Net Assets	$2,326,464
Shares Outstanding	219,667
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.59

Class I Shares
Net Assets	$7,150,058
Shares Outstanding	714,198
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.01

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Statement of Operations

Investment Income	Year Ended September 30, 2018
Dividends	$283,074
Dividends from affiliated investment	12,230
Total investment income	$295,304

Expenses
Investment adviser fee	$185,282
Distribution and service fees
Class A	47,731
Class C	22,615
Trustees’ fees and expenses	1,690
Custodian fee	27,487
Transfer and dividend disbursing agent fees	38,496
Legal and accounting services	44,850
Printing and postage	17,958
Registration fees	34,430
Miscellaneous	12,524
Total expenses	$433,063
Deduct —
Allocation of expenses to affiliates	$77,650
Total expense reductions	$77,650

Net expenses	$355,413

Net investment loss	$(60,109)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,967,107
Investment transactions — affiliated investment	(228)
Net realized gain	$5,966,879
Change in unrealized appreciation (depreciation) —
Investments	$918,009
Investments — affiliated investment	11
Net change in unrealized appreciation (depreciation)	$918,020

Net realized and unrealized gain	$6,884,899

Net increase in net assets from operations	$6,824,790

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(60,109)	$(8,167)
Net realized gain	5,966,879	14,674,405
Net change in unrealized appreciation (depreciation)	918,020	(7,395,080)
Net increase in net assets from operations	$6,824,790	$7,271,158
Distributions to shareholders:(1)
Class A	$(6,572,154)	$(7,105,688)
Class C	(790,315)	(357,708)
Class I	(2,749,638)	(1,550,058)
Total distributions to shareholders	$(10,112,107)	$(9,013,454)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,688,112	$3,491,654
Class C	682,862	311,763
Class I	2,856,666	3,744,107
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,754,795	6,296,175
Class C	758,576	328,692
Class I	2,474,928	1,240,227
Cost of shares redeemed
Class A	(8,393,516)	(42,242,216)
Class C	(1,039,419)	(1,618,508)
Class I	(4,997,872)	(9,907,351)
Net increase (decrease) in net assets from Fund share transactions	$1,785,132	$(38,355,457)

Net decrease in net assets	$(1,502,185)	$(40,097,753)

Net Assets
At beginning of year	$29,916,915	$70,014,668
At end of year	$28,414,730	$29,916,915

(1)	For the year ended September 30, 2017, the source of distributions was as follows:

Net investment income — Class I $(25,421)

Net realized capital gain — Class A $(7,105,688), Class C $(357,708) and Class I $(1,524,637)

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Financial Highlights

	Class A
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value — Beginning of year	$13.260		$12.880		$14.130	$15.210	$13.360

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.023)		$(0.003)		$0.005	$0.014	$0.028
Net realized and unrealized gain	2.629		2.170		1.398	0.059	2.164

Total income from operations	$2.606		$2.167		$1.403	$0.073	$2.192

Less Distributions
From net investment income	$—		$—		$(0.006)	$(0.008)	$(0.026)
From net realized gain	(4.546)		(1.787)		(2.647)	(1.145)	(0.316)

Total distributions	$(4.546)		$(1.787)		$(2.653)	$(1.153)	$(0.342)

Net asset value — End of year	$11.320		$13.260		$12.880	$14.130	$15.210

Total Return(2)	26.96	%(3)	19.35	%(3)	10.35%	0.16%	16.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,938		$19,896		$54,078	$63,332	$84,938
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.25	%(3)	1.27	%(3)	1.21%	1.13%	1.08%
Net investment income (loss)	(0.21)%		(0.03)%		0.04%	0.09%	0.19%
Portfolio Turnover	14%		28%		39%	51%	46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.27% and 0.13% of average daily net assets for the years ended September 30, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Financial Highlights — continued

	Class C
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value — Beginning of year	$12.750		$12.540		$13.840	$14.900	$13.140

Income (Loss) From Operations
Net investment loss(1)	$(0.098)		$(0.095)		$(0.090)	$(0.098)	$(0.080)
Net realized and unrealized gain	2.484		2.092		1.365	0.068	2.112

Total income (loss) from operations	$2.386		$1.997		$1.275	$(0.030)	$2.032

Less Distributions
From net realized gain	$(4.546)		$(1.787)		$(2.575)	$(1.030)	$(0.272)

Total distributions	$(4.546)		$(1.787)		$(2.575)	$(1.030)	$(0.272)

Net asset value — End of year	$10.590		$12.750		$12.540	$13.840	$14.900

Total Return(2)	26.01	%(3)	18.41	%(3)	9.52%	(0.53)%	15.61%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$2,326		$2,194		$3,157	$3,100	$3,962
Ratios (as a percentage of average daily net assets):
Expenses(4)	2.00	%(3)	2.02	%(3)	1.96%	1.88%	1.83%
Net investment loss	(0.96)%		(0.80)%		(0.71)%	(0.66)%	(0.55)%
Portfolio Turnover	14%		28%		39%	51%	46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.27% and 0.17% of average daily net assets for the years ended September 30, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Financial Highlights — continued

	Class I
	Year Ended September 30,
	2018		2017		2016	2015	2014
Net asset value — Beginning of year	$12.210		$12.010		$13.350	$14.430	$12.700

Income (Loss) From Operations
Net investment income(1)	$0.003		$0.024		$0.039	$0.046	$0.061
Net realized and unrealized gain	2.343		1.993		1.318	0.065	2.048

Total income from operations	$2.346		$2.017		$1.357	$0.111	$2.109

Less Distributions
From net investment income	$—		$(0.030)		$(0.050)	$(0.046)	$(0.063)
From net realized gain	(4.546)		(1.787)		(2.647)	(1.145)	(0.316)

Total distributions	$(4.546)		$(1.817)		$(2.697)	$(1.191)	$(0.379)

Net asset value — End of year	$10.010		$12.210		$12.010	$13.350	$14.430

Total Return(2)	27.21	%(3)	19.58	%(3)	10.66%	0.43%	16.85%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,150		$7,826		$12,780	$38,804	$95,204
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.00	%(3)	1.02	%(3)	0.96%	0.88%	0.83%
Net investment income	0.03%		0.21%		0.32%	0.32%	0.44%
Portfolio Turnover	14%		28%		39%	51%	46%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The administrator and sub-adviser reimbursed certain operating expenses (equal to 0.27% and 0.16% of average daily net assets for the years ended September 30, 2018 and 2017, respectively). Absent this reimbursement, total return would be lower.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Focused Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

15

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017

Distributions declared from:
Ordinary income	$610,219	$25,421
Long-term capital gains	$9,501,888	$8,988,033

During the year ended September 30, 2018, distributable earnings was decreased by $1,044,285 and paid-in capital was increased by $1,044,285 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$42,259
Undistributed long-term capital gains	$4,280,634
Net unrealized appreciation	$11,368,312

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$17,140,249

Gross unrealized appreciation	$11,383,272
Gross unrealized depreciation	(14,960)

Net unrealized appreciation	$11,368,312

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. For the year ended September 30, 2018, the investment adviser fee amounted to $185,282 or 0.65% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

16

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Notes to Financial Statements — continued

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.25%, 2.00% and 1.00% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after January 31, 2019. Pursuant to this agreement, EVM and Atlanta Capital were allocated $77,650 in total of the Fund’s operating expenses for the year ended September 30, 2018.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, EVM earned $11,657 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,431 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2018 amounted to $47,731 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2018, the Fund paid or accrued to EVD $16,961 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2018 amounted to $5,654 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2018, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class A shareholders and less than $100 paid by Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $3,867,331 and $12,646,726, respectively, for the year ended September 30, 2018.

17

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2018	2017

Sales	361,338	290,021
Issued to shareholders electing to receive payments of distributions in Fund shares	616,805	561,156
Redemptions	(805,692)	(3,548,170)

Net increase (decrease)	172,451	(2,696,993)

	Year Ended September 30,
Class C	2018	2017

Sales	66,006	27,116
Issued to shareholders electing to receive payments of distributions in Fund shares	86,300	30,266
Redemptions	(104,737)	(137,027)

Net increase (decrease)	47,569	(79,645)

	Year Ended September 30,
Class I	2018	2017

Sales	296,197	339,387
Issued to shareholders electing to receive payments of distributions in Fund shares	300,355	120,294
Redemptions	(523,593)	(882,826)

Net increase (decrease)	72,959	(423,145)

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

Effective October 30, 2018, the Fund renewed its line of credit agreement, which expires October 29, 2019, at substantially the same terms.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

18

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$27,509,670	*	$—	$—	$27,509,670
Short-Term Investments	—		998,891	—	998,891

Total Investments	$27,509,670		$998,891	$—	$28,508,561

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

19

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Focused Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 19, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Fund designates approximately $255,681, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 59.58% qualifies for the corporate dividends received deduction.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $5,784,102 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	2,034,774	3,661
Keith Quinton	2,034,774	3,661
Marcus L. Smith	2,034,774	3,661
Susan J. Sutherland	2,034,113	4,322
Scott E. Wennerholm	2,034,774	3,661

Results are rounded to the nearest whole number.

22

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

23

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Atlanta Capital Focused Growth Fund (the “Fund”) with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

24

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was lower than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board considered information from the Adviser and the Sub-adviser regarding the reasons for the Fund’s relative underperformance, including stock selection in certain sectors, as well as certain actions taken to address Fund performance, and concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

25

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

26

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Systems (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

27

Eaton Vance

Atlanta Capital Focused Growth Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.   Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1451    9.30.18

Eaton Vance

Atlanta Capital Select Equity Fund

Annual Report

September 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Atlanta Capital Select Equity Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	21

Federal Tax Information	22

Special Meeting of Shareholders	23

Board of Trustees’ Contract Approval	24

Management and Organization	27

Important Notices	30

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks led the way with double-digit gains in the 12-month period ended September 30, 2018, while global stocks delivered mixed results.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back in the final three months of the period. Technology stocks led the advance, overcoming an earlier setback from a wave of data-privacy scandals. U.S. economic indicators remained largely positive throughout the period, prompting the U.S. Federal Reserve to raise its benchmark interest rate three times over the 12-month span.

Overseas equity markets delivered mixed results in the period. After early strength aided by rising corporate profits, European stocks subsequently pulled back amid mounting trade war concerns, before a partial recovery in the final months of the period. Similarly, after early gains, China entered a prolonged stock slump that reached bear market territory in late June 2018. Besides trade war fears, signs of slowing economic growth also weighed on Chinese stocks.

For the 12-month period ended September 30, 2018, all major U.S. stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average®2 advanced 20.76%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 17.91%. The technology-laden NASDAQ Composite Index surged 25.17% in the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2018, Atlanta Capital Select Equity Fund (the Fund) had a total return of 17.20% for Class A shares at net asset value (NAV). By comparison, the Fund’s benchmark, the Russell 1000® Index (the Index), returned 17.76% for the same period.

The Fund underperformed the Index due to poor stock selection in the financials and health care sectors, which was partly offset by positive stock selection in the consumer discretionary and industrials sectors. The Fund did reasonably well considering it did not hold any “FANG” stocks — Facebook, Amazon, Netflix, and Google (now Alphabet) — that contributed heavily to the Index’s performance. The Index had gains in all 11 of its market sectors while the Fund had gains in all eight of the sectors in which it invested.

Dentsply Sirona, Inc. (Dentsply) and Affiliated Managers Group, Inc. (AMG) were the two largest detractors from Fund performance relative to the Index. Dentsply, a leading dental supply firm, acquired Sirona Dental Systems, Inc., a competing dental supply firm, but poor integration led its board to replace senior management and announce a restructuring plan. AMG had decent earnings but its valuations compressed because of its position as an investment firm specializing in active investment management at a time when the trend was more toward passively managed assets. Shares of bank holding company U.S. Bancorp and international food and beverage firm Nestle SA ADR (Nestle) had flat results in a period in which the market had strong overall performance. Banks generally had weak performance during the period and Nestle was hurt, in part, by sluggish returns compounded by currency weakness.

Among sectors, financials and health care underperformed. Financial stocks performed poorly overall and the Fund was hurt by holding an overweight position, particularly in insurance firms, which struggled. In the health care sector, in addition to the underperformance of Dentsply, the Fund’s holdings in medical products supplier Henry Schein, Inc. and specialty medical devices provider Teleflex, Inc., disappointed. The Fund’s cash position also detracted from Fund performance during a period in which stocks gained significantly. The Fund did not add or eliminate any new holdings during the 12-month period, as it was well-positioned going into its fiscal year.

Stock selection in the consumer discretionary sector contributed to Fund performance, as the Fund gained from owning retailers TJX Cos., Inc. (TJX) and Ross Stores, Inc. (Ross Stores). The decline of retailers had been greatly exaggerated after the poor performance witnessed during the previous fiscal year. Following that decline, retail stock valuations had fallen to attractive levels and consumer spending increased this past year driven by strong employment numbers and the federal tax-cut boost. Both TJX and Ross Stores cater to middle- and lower-income consumers, who benefited from that economic tailwind.

Visa, Inc. and Mastercard, Inc. both contributed to Fund performance, as electronic payment providers continued to benefit from strong revenue growth tied to the global secular shift away from cash retail transactions.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Performance2,3

Portfolio Managers William O. Bell IV, CFA, W. Matthew Hereford, CFA and Charles B. Reed, CFA, each of Atlanta Capital Management Company, LLC

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	01/03/2012	01/03/2012	17.20%	11.72%	14.29%
Class A with 5.75% Maximum Sales Charge	—	—	10.46	10.41	13.29
Class C at NAV	03/19/2013	01/03/2012	16.36	10.89	13.59
Class C with 1% Maximum Sales Charge	—	—	15.36	10.89	13.59
Class I at NAV	01/03/2012	01/03/2012	17.49	11.99	14.57
Class R6 at NAV	02/01/2017	01/03/2012	17.59	12.01	14.58
Russell 1000® Index	—	—	17.76%	13.66%	15.40%

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		1.14%	1.89%	0.89%	0.78%
Net		1.05	1.80	0.80	0.75

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	01/03/2012	$23,622	N.A.
Class I	$250,000	01/03/2012	$625,725	N.A.
Class R6	$1,000,000	01/03/2012	$2,505,000	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Markel Corp.	8.1%

Ball Corp.	6.8

TJX Cos., Inc. (The)	5.9

White Mountains Insurance Group, Ltd.	4.9

U.S. Bancorp	4.8

Visa, Inc., Class A	4.7

Teleflex, Inc.	4.2

Aramark	3.6

Thermo Fisher Scientific, Inc.	3.6

Ross Stores, Inc.	3.6

Total	50.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]

Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 1/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,118.40	$5.58	**	1.05%
Class C	$1,000.00	$1,114.60	$9.54	**	1.80%
Class I	$1,000.00	$1,120.20	$4.25	**	0.80%
Class R6	$1,000.00	$1,120.00	$3.99	**	0.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.32	**	1.05%
Class C	$1,000.00	$1,016.00	$9.10	**	1.80%
Class I	$1,000.00	$1,021.10	$4.05	**	0.80%
Class R6	$1,000.00	$1,021.30	$3.80	**	0.75%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Portfolio of Investments

Common Stocks — 99.4%
Security	Shares	Value

Banks — 4.8%
U.S. Bancorp	344,006	$18,166,957
		$18,166,957

Beverages — 2.9%
Diageo PLC ADR	77,488	$10,977,725
		$10,977,725

Capital Markets — 2.7%
Affiliated Managers Group, Inc.	76,244	$10,424,080
		$10,424,080

Chemicals — 6.6%
Praxair, Inc.	77,101	$12,392,444
Sherwin-Williams Co. (The)	27,764	12,638,450
		$25,030,894

Containers & Packaging — 6.8%
Ball Corp.	584,486	$25,711,539
		$25,711,539

Equity Real Estate Investment Trusts (REITs) — 2.1%
American Tower Corp.	54,773	$7,958,517
		$7,958,517

Food Products — 2.0%
Nestle SA ADR	88,909	$7,397,229
		$7,397,229

Health Care Equipment & Supplies — 11.6%
Danaher Corp.	85,386	$9,278,043
Dentsply Sirona, Inc.	211,275	7,973,519
STERIS PLC	95,626	10,939,614
Teleflex, Inc.	60,069	15,983,760
		$44,174,936

Health Care Providers & Services — 2.5%
Henry Schein, Inc.(1)	109,406	$9,302,792
		$9,302,792

Security	Shares	Value

Hotels, Restaurants & Leisure — 3.6%
Aramark	319,950	$13,764,249
		$13,764,249

Insurance — 13.0%
Markel Corp.(1)	25,730	$30,579,848
White Mountains Insurance Group, Ltd.	19,965	18,684,644
		$49,264,492

IT Services — 15.0%
Alliance Data Systems Corp.	35,601	$8,407,532
Fiserv, Inc.(1)	145,988	12,026,492
Global Payments, Inc.	67,651	8,618,737
Mastercard, Inc., Class A	45,679	10,168,602
Visa, Inc., Class A	118,643	17,807,128
		$57,028,491

Life Sciences Tools & Services — 3.6%
Thermo Fisher Scientific, Inc.	56,159	$13,707,289
		$13,707,289

Machinery — 2.2%
Fortive Corp.	100,932	$8,498,474
		$8,498,474

Professional Services — 2.5%
Verisk Analytics, Inc.(1)	77,927	$9,394,100
		$9,394,100

Software — 5.2%
ANSYS, Inc.(1)	61,295	$11,442,551
Check Point Software Technologies, Ltd.(1)	69,944	8,230,310
		$19,672,861

Specialty Retail — 12.3%
O’Reilly Automotive, Inc.(1)	30,687	$10,658,209
Ross Stores, Inc.	137,395	13,615,844
TJX Cos., Inc. (The)	198,128	22,194,299
		$46,468,352

Total Common Stocks (identified cost $259,995,803)		$376,942,977

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Portfolio of Investments — continued

Short-Term Investments — 0.5%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.19%(2)	1,919,645	$1,919,644

Total Short-Term Investments (identified cost $1,919,644)		$1,919,644

Total Investments — 99.9% (identified cost $261,915,447)		$378,862,621

Other Assets, Less Liabilities — 0.1%		$316,625

Net Assets — 100.0%		$379,179,246

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2018.

Abbreviations:

ADR	–	American Depositary Receipt

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Statement of Assets and Liabilities

Assets	September 30, 2018
Unaffiliated investments, at value (identified cost, $259,995,803)	$376,942,977
Affiliated investment, at value (identified cost, $1,919,644)	1,919,644
Dividends receivable	377,276
Dividends receivable from affiliated investment	4,790
Receivable for Fund shares sold	853,522
Tax reclaims receivable	105,820
Total assets	$380,204,029

Liabilities
Payable for Fund shares redeemed	$566,402
Payable to affiliates:
Investment adviser and administration fee	218,750
Distribution and service fees	29,594
Other	65,688
Accrued expenses	144,349
Total liabilities	$1,024,783
Net Assets	$379,179,246

Sources of Net Assets
Paid-in capital	$252,383,306
Distributable earnings	126,795,940
Total	$379,179,246

Class A Shares
Net Assets	$46,287,829
Shares Outstanding	2,008,533
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.05
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$24.46

Class C Shares
Net Assets	$24,222,109
Shares Outstanding	1,097,249
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$22.08

Class I Shares
Net Assets	$294,066,143
Shares Outstanding	12,569,150
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.40

Class R6 Shares
Net Assets	$14,603,165
Shares Outstanding	623,560
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$23.42

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Statement of Operations

Investment Income	Year Ended September 30, 2018
Dividends (net of foreign taxes, $32,641)	$2,986,977
Dividends from affiliated investment	140,352
Total investment income	$3,127,329

Expenses
Investment adviser and administration fee	$2,616,779
Distribution and service fees
Class A	182,421
Class C	232,232
Trustees’ fees and expenses	16,184
Custodian fee	100,612
Transfer and dividend disbursing agent fees	228,694
Legal and accounting services	47,357
Printing and postage	36,940
Registration fees	64,775
Miscellaneous	26,178
Total expenses	$3,552,172
Deduct —
Allocation of expenses to affiliates	$152,746
Total expense reductions	$152,746

Net expenses	$3,399,426

Net investment loss	$(272,097)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$11,887,594
Investment transactions — affiliated investment	(2,060)
Net realized gain	$11,885,534
Change in unrealized appreciation (depreciation) —
Investments	$47,776,744
Investments — affiliated investment	561
Net change in unrealized appreciation (depreciation)	$47,777,305

Net realized and unrealized gain	$59,662,839

Net increase in net assets from operations	$59,390,742

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(272,097)	$(187,556)
Net realized gain	11,885,534	6,492,414
Net change in unrealized appreciation (depreciation)	47,777,305	36,613,695
Net increase in net assets from operations	$59,390,742	$42,918,553
Distributions to shareholders:(1)
Class A	$(1,344,852)	$(13,887)
Class C	(377,678)	(3,769)
Class I	(3,957,406)	(33,794)
Class R6	(169,938)	—
Total distributions to shareholders	$(5,849,874)	$(51,450)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,656,802	$49,298,406
Class C	3,465,280	6,905,328
Class I	80,171,257	119,950,400
Class R6	14,046,834	10,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,279,483	13,267
Class C	344,263	3,371
Class I	3,520,451	28,448
Class R6	169,938	—
Cost of shares redeemed
Class A	(64,683,224)	(49,488,016)
Class C	(5,312,333)	(6,402,593)
Class I	(81,440,557)	(64,131,246)
Class R6	(1,299,231)	—
Net increase (decrease) in net assets from Fund share transactions	$(34,081,037)	$56,187,365

Net increase in net assets	$19,459,831	$99,054,468

Net Assets
At beginning of year	$359,719,415	$260,664,947
At end of year	$379,179,246	$359,719,415 (2)

(1)	For the year ended September 30, 2017, the source of distributions was from net realized gain.

(2)	Includes accumulated net investment loss of $(141,568) at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Financial Highlights

	Class A
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$19.980	$17.590	$16.320	$15.450	$14.120

Income (Loss) From Operations
Net investment loss(1)	$(0.051)	$(0.034)	$(0.054)	$(0.047)	$(0.024)
Net realized and unrealized gain	3.448	2.427	1.870	1.132	1.402

Total income from operations	$3.397	$2.393	$1.816	$1.085	$1.378

Less Distributions
From net realized gain	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Total distributions	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Net asset value — End of year	$23.050	$19.980	$17.590	$16.320	$15.450

Total Return(2)(3)	17.20%	13.67%	11.23%	7.01%	9.78%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$46,288	$84,692	$72,865	$54,145	$54,602
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.05%	1.10%	1.20%	1.20%	1.20%
Net investment loss	(0.24)%	(0.18)%	(0.32)%	(0.28)%	(0.16)%
Portfolio Turnover	3%	14%	16%	24%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04%, 0.07%, 0.05%, 0.15% and 0.09% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Financial Highlights — continued

	Class C
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$19.290	$17.110	$16.000	$15.270	$14.060

Income (Loss) From Operations
Net investment loss(1)	$(0.196)	$(0.168)	$(0.175)	$(0.170)	$(0.133)
Net realized and unrealized gain	3.313	2.351	1.831	1.115	1.391

Total income from operations	$3.117	$2.183	$1.656	$0.945	$1.258

Less Distributions
From net realized gain	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Total distributions	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Net asset value — End of year	$22.080	$19.290	$17.110	$16.000	$15.270

Total Return(2)(3)	16.36%	12.76%	10.49%	6.16%	8.97%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$24,222	$22,588	$19,479	$12,096	$9,128
Ratios (as a percentage of average daily net assets):
Expenses(3)	1.80%	1.85%	1.95%	1.95%	1.95%
Net investment loss	(0.96)%	(0.93)%	(1.05)%	(1.03)%	(0.89)%
Portfolio Turnover	3%	14%	16%	24%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04%, 0.07%, 0.05%, 0.15% and 0.09% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Financial Highlights — continued

	Class I
	Year Ended September 30,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year	$20.220	$17.760	$16.430	$15.520	$14.150

Income (Loss) From Operations
Net investment income (loss)(1)	$0.009	$0.015	$(0.007)	$(0.006)	$0.016
Net realized and unrealized gain	3.498	2.448	1.883	1.131	1.402

Total income from operations	$3.507	$2.463	$1.876	$1.125	$1.418

Less Distributions
From net realized gain	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Total distributions	$(0.327)	$(0.003)	$(0.546)	$(0.215)	$(0.048)

Net asset value — End of year	$23.400	$20.220	$17.760	$16.430	$15.520

Total Return(2)(3)	17.49%	13.93%	11.58%	7.24%	10.04%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$294,066	$252,429	$168,322	$35,746	$41,321
Ratios (as a percentage of average daily net assets):
Expenses(3)	0.80%	0.85%	0.95%	0.95%	0.95%
Net investment income (loss)	0.04%	0.08%	(0.04)%	(0.03)%	0.11%
Portfolio Turnover	3%	14%	16%	24%	45%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04%, 0.07%, 0.05%, 0.15% and 0.09% of average daily net assets for the years ended September 30, 2018, 2017, 2016, 2015 and 2014, respectively). Absent this reimbursement, total return would be lower.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Financial Highlights — continued

	Class R6
	Year Ended September 30, 2018	Period Ended September 30, 2017(1)
Net asset value — Beginning of period	$20.230	$18.230

Income (Loss) From Operations
Net investment income(2)	$0.025	$0.040
Net realized and unrealized gain	3.492	1.960

Total income from operations	$3.517	$2.000

Less Distributions
From net realized gain	$(0.327)	$—

Total distributions	$(0.327)	$—

Net asset value — End of period	$23.420	$20.230

Total Return(3)(4)	17.59%	10.97	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,603	$11
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.75%	0.75	%(6)
Net investment income	0.11%	0.32	%(6)
Portfolio Turnover	3%	14	%(7)

(1)	For the period from the commencement of operations, February 1, 2017, to September 30, 2017.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, administrator and sub-adviser reimbursed certain operating expenses (equal to 0.04% and 0.06% of average daily net assets for the year ended September 30, 2018 and the period from the commencement of operations, February 1, 2017, to September 30, 2017, respectively). Absent this reimbursement, total return would be lower.

(5)	Not annualized.

(6)	Annualized.

(7)	For the Fund’s year ended September 30, 2017.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital Select Equity Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R6 shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

16

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017

Distributions declared from:
Long-term capital gains	$5,849,874	$51,450

During the year ended September 30, 2018, distributable earnings was decreased by $1,611,872 and paid-in capital was increased by $1,611,872 due to the Fund’s use of equalization. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$771,656
Undistributed long-term capital gains	$9,149,695
Net unrealized appreciation	$116,874,589

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$261,988,032

Gross unrealized appreciation	$121,551,055
Gross unrealized depreciation	(4,676,466)

Net unrealized appreciation	$116,874,589

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. Pursuant to the investment advisory and administrative agreement and subsequent fee reduction agreement between the Fund and EVM, the fee is computed at an annual rate of 0.70% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and

17

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Notes to Financial Statements — continued

over, the annual fee is reduced. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Fund who are not interested persons of EVM or the Fund and by the vote of a majority of shareholders. For the year ended September 30, 2018, the investment adviser and administration fee amounted to $2,616,779 or 0.70% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser and administration fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM and Atlanta Capital have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.05%, 1.80%, 0.80% and 0.75% of the Fund’s average daily net assets for Class A, Class C, Class I and Class R6, respectively. This agreement may be changed or terminated after January 31, 2019. Pursuant to this agreement, EVM and Atlanta Capital were allocated $152,746 in total of the Fund’s operating expenses for the year ended September 30, 2018.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, EVM earned $9,223 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $10,355 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2018 amounted to $182,421 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2018, the Fund paid or accrued to EVD $174,174 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2018 amounted to $58,058 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2018, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $12,311,403 and $41,994,651, respectively, for the year ended September 30, 2018.

18

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2018	2017

Sales	745,791	2,713,654
Issued to shareholders electing to receive payments of distributions in Fund shares	62,505	748
Redemptions	(3,039,132)	(2,617,759)

Net increase (decrease)	(2,230,836)	96,643

	Year Ended September 30,
Class C	2018	2017

Sales	170,339	386,044
Issued to shareholders electing to receive payments of distributions in Fund shares	17,449	196
Redemptions	(261,494)	(353,643)

Net increase (decrease)	(73,706)	32,597

	Year Ended September 30,
Class I	2018	2017

Sales	3,723,407	6,434,207
Issued to shareholders electing to receive payments of distributions in Fund shares	169,742	1,587
Redemptions	(3,805,261)	(3,430,941)

Net increase	87,888	3,004,853

Class R6	Year Ended September 30, 2018	Period Ended September 30, 2017(1)

Sales	675,229	549
Issued to shareholders electing to receive payments of distributions in Fund shares	8,190	—
Redemptions	(60,408)	—

Net increase	623,011	549

(1)	Class R6 commenced operations on February 1, 2017.

8  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

Effective October 30, 2018, the Fund renewed its line of credit agreement, which expires October 29, 2019, at substantially the same terms.

19

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$376,942,977	*	$—	$—	$376,942,977
Short-Term Investments	—		1,919,644	—	1,919,644

Total Investments	$376,942,977		$1,919,644	$—	$378,862,621

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

20

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital Select Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

21

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  For the fiscal year ended September 30, 2018, the Fund designates approximately $2,838,469, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $10,636,736 or, if subsequently determined to be different, the net capital gain of such year.

22

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	15,016,364	215,814
Keith Quinton	15,016,844	215,334
Marcus L. Smith	14,988,842	243,336
Susan J. Sutherland	15,047,722	184,456
Scott E. Wennerholm	15,016,844	215,334

Results are rounded to the nearest whole number.

23

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

24

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Atlanta Capital Select Equity Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of the Adviser, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s abilities and experience in implementing the Fund’s investment strategy. In particular, the Board considered the abilities and experience of the Sub-adviser’s investment professionals in investing in equity securities, including both U.S. and foreign common stocks. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

25

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and higher than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

26

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

27

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

28

Eaton Vance

Atlanta Capital Select Equity Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5748    9.30.18

Eaton Vance

Atlanta Capital SMID-Cap Fund

Annual Report

September 30, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report September 30, 2018

Eaton Vance

Atlanta Capital SMID-Cap Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Special Meeting of Shareholders	26

Board of Trustees’ Contract Approval	27

Management and Organization	33

Important Notices	36

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stocks led the way with double-digit gains in the 12-month period ended September 30, 2018, while global stocks delivered mixed results.

U.S. stocks opened the period on the upswing, as investors anticipated and then cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate which fell to a 17-year low.

Stocks pulled back in February 2018 amid fears that rising rates would spur inflation and boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s imposition of broad new tariffs. The tariffs drew retaliatory action from impacted countries including China, Canada, and certain countries in the European Union.

Stocks bounced back in the final three months of the period. Technology stocks led the advance, overcoming an earlier setback from a wave of data-privacy scandals. U.S. economic indicators remained largely positive throughout the period, prompting the U.S. Federal Reserve to raise its benchmark interest rate three times over the 12-month span.

Overseas equity markets delivered mixed results in the period. After early strength aided by rising corporate profits, European stocks subsequently pulled back amid mounting trade war concerns, before a partial recovery in the final months of the period. Similarly, after early gains, China entered a prolonged stock slump that reached bear market territory in late June 2018. Besides trade war fears, signs of slowing economic growth also weighed on Chinese stocks.

For the 12-month period ended September 30, 2018, all major U.S. stock indexes recorded double-digit gains. The blue-chip Dow Jones Industrial Average®2 advanced 20.76%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 17.91%. The technology-laden NASDAQ Composite Index surged 25.17% in the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended September 30, 2018, Atlanta Capital SMID-Cap Fund (the Fund) had a total return of 22.97% for Class A shares at net asset value (NAV). By comparison, the Fund’s primary benchmark, the

Russell 2500TM Index (the Index), returned 16.19% for the same period.

The Fund outperformed the Index on an absolute and relative basis. The Fund’s relative performance was particularly noteworthy as the Fund’s high quality bias was largely out-of-favor for the period. The market narrowed during the period in which growth and momentum stocks outperformed. The Index had gains in all 11 of its market sectors while the Fund had gains in all eight sectors in which it invests.

The Fund benefited from stock selection and an overweight position in the information technology sector, which was the market’s strongest performing sector and had the greatest impact on the Fund’s relative performance. Industrials also contributed to Fund performance for the same reasons.

The top five individual contributors to Fund performance were engineering simulation software firm ANSYS, Inc., credit reporting and data analytics firms TransUnion and Fair Isaac Corporation, corporate payment solutions provider WEX, Inc. and Jack Henry & Associates, Inc., which provides technology for financial services. Each of these names gained more than 50% during the 12-month period ended September 30, 2018, benefiting from strong underlying businesses, involvement in information technology, and business models with recurring revenue streams. All had strong earnings growth with expanded earnings multiples.

The Fund’s exposure to health care was the largest detractor from performance for the period due to negative stock selection and lack of exposure to lower-quality biotechnology stocks. Holding a modest amount of cash also detracted from Fund performance during the period in which stocks gained significantly.

Individually, Affiliated Managers Group, Inc. (AMG), Dentsply Sirona, Inc. (Dentsply), and Acuity Brands, Inc. underperformed. AMG had decent earnings but its valuations compressed because of its position as an investment manager specializing in active management at a time when the trend was more toward passively managed assets. Dentsply, a dental supply firm, acquired its competitor Sirona Dental Systems, Inc., but poor integration led its board to replace senior management and announce a restructuring plan. Acuity Brands, Inc., which makes industrial lighting, had been under pressure because of the commoditization of light-emitting diode (LED) devices and a slump in commodity prices, which squeezed profit margins and earnings.

There were few changes in the Fund’s holdings as it was well-positioned heading into its fiscal year. It was only late in the year that changes to holdings were made as valuations stretched.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Performance2,3

Portfolio Managers Charles B. Reed, CFA, William O. Bell IV, CFA and W. Matthew Hereford, CFA, each of Atlanta Capital Management Company, LLC.

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	11/28/2003	04/30/2002	22.97%	14.33%	14.77%
Class A with 5.75% Maximum Sales Charge	—	—	15.91	12.98	14.09
Class C at NAV	10/01/2009	04/30/2002	22.09	13.47	14.00
Class C with 1% Maximum Sales Charge	—	—	21.09	13.47	14.00
Class I at NAV	04/30/2002	04/30/2002	23.30	14.61	15.05
Class R at NAV	08/03/2009	04/30/2002	22.67	14.04	14.52
Class R6 at NAV	07/01/2014	04/30/2002	23.41	14.71	15.10
Russell 2500™ Index	—	—	16.19%	11.36%	12.02%
Russell 2000® Index	—	—	15.24	11.07	11.11

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I	Class R	Class R6
	1.19%	1.94%	0.94%	1.44%	0.84%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2008	$37,100	N.A.
Class I	$250,000	09/30/2008	$1,016,580	N.A.
Class R	$10,000	09/30/2008	$38,817	N.A.
Class R6	$1,000,000	09/30/2008	$4,083,160	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Fund Profile5

Sector Allocation (% of net assets)6

Top 10 Holdings (% of net assets)6

Teleflex, Inc.	4.2%

WR Berkley Corp.	4.2

TransUnion	3.9

Aramark	3.6

ANSYS, Inc.	3.3

Fair Isaac Corp.	3.1

WEX, Inc.	3.0

CDW Corp.	3.0

J.B. Hunt Transport Services, Inc.	2.7

Markel Corp.	2.7

Total	33.7%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2500™ Index is an unmanaged index of approximately 2,500 small- and mid-cap U.S. stocks. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class C and Class R is linked to Class A and the performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

[4]	Source: Fund prospectus. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Prior to May 18, 2018, the Fund invested in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. The Fund now invests its assets directly.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/18)	Ending Account Value (9/30/18)	Expenses Paid During Period* (4/1/18 – 9/30/18)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,117.80	$6.16	1.16%
Class C	$1,000.00	$1,113.60	$10.12	1.91%
Class I	$1,000.00	$1,119.20	$4.83	0.91%
Class R	$1,000.00	$1,116.40	$7.48	1.41%
Class R6	$1,000.00	$1,119.60	$4.36	0.82%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.87	1.16%
Class C	$1,000.00	$1,015.50	$9.65	1.91%
Class I	$1,000.00	$1,020.50	$4.61	0.91%
Class R	$1,000.00	$1,018.00	$7.13	1.41%
Class R6	$1,000.00	$1,021.00	$4.15	0.82%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2018. The Example reflects the expenses of both the Fund and the Portfolio for the period while the Fund was making investments directly in the Portfolio.

6

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Portfolio of Investments

Common Stocks — 96.5%
Security	Shares	Value

Banks — 2.4%
Prosperity Bancshares, Inc.	948,696	$65,792,068
Umpqua Holdings Corp.	7,684,678	159,841,302
Westamerica Bancorporation(1)	1,433,011	86,209,942
		$311,843,312

Building Products — 2.2%
Lennox International, Inc.	1,282,970	$280,200,648
		$280,200,648

Capital Markets — 7.1%
Affiliated Managers Group, Inc.	1,297,701	$177,421,681
Artisan Partners Asset Management, Inc., Class A	1,326,774	42,987,478
FactSet Research Systems, Inc.	882,166	197,349,356
Morningstar, Inc.	1,504,420	189,406,478
SEI Investments Co.	5,156,576	315,066,793
		$922,231,786

Chemicals — 1.8%
RPM International, Inc.	2,810,656	$182,524,001
Sensient Technologies Corp.	670,916	51,331,783
		$233,855,784

Commercial Services & Supplies — 1.5%
Copart, Inc.(2)	3,782,683	$194,921,655
		$194,921,655

Containers & Packaging — 2.6%
AptarGroup, Inc.(1)	3,162,641	$340,742,941
		$340,742,941

Distributors — 0.5%
Pool Corp.	406,713	$67,872,265
		$67,872,265

Diversified Consumer Services — 3.1%
Service Corporation International	1,689,508	$74,676,254
ServiceMaster Global Holdings, Inc.(2)	5,367,533	332,948,072
		$407,624,326

Electrical Equipment — 1.6%
Acuity Brands, Inc.	1,274,781	$200,395,573
		$200,395,573

Security	Shares	Value

Electronic Equipment, Instruments & Components — 6.0%
CDW Corp.	4,380,378	$389,503,212
FLIR Systems, Inc.	3,459,895	212,679,745
Trimble, Inc.(2)	4,211,615	183,036,788
		$785,219,745

Health Care Equipment & Supplies — 6.0%
Dentsply Sirona, Inc.	3,279,655	$123,774,180
Teleflex, Inc.	2,073,752	551,804,670
Varian Medical Systems, Inc.(2)	958,709	107,308,298
		$782,887,148

Health Care Providers & Services — 1.2%
Henry Schein, Inc.(2)	1,763,953	$149,988,924
		$149,988,924

Hotels, Restaurants & Leisure — 4.1%
Aramark	10,920,258	$469,789,499
Choice Hotels International, Inc.	811,146	67,568,462
		$537,357,961

Household Products — 1.7%
Church & Dwight Co., Inc.	3,791,043	$225,074,223
		$225,074,223

Industrial Conglomerates — 2.3%
Carlisle Cos., Inc.	2,436,441	$296,758,514
		$296,758,514

Insurance — 6.9%
Markel Corp.(2)	294,831	$350,403,695
WR Berkley Corp.(1)	6,790,773	542,786,486
		$893,190,181

IT Services — 9.2%
Broadridge Financial Solutions, Inc.	1,805,275	$238,206,036
Gartner, Inc.(2)	1,855,238	294,055,223
Jack Henry & Associates, Inc.	1,714,718	274,492,057
WEX, Inc.(2)	1,941,152	389,705,676
		$1,196,458,992

Life Sciences Tools & Services — 4.6%
Bio-Rad Laboratories, Inc., Class A(2)	1,119,459	$350,379,472
Bio-Techne Corp.	1,189,500	242,788,845
		$593,168,317

7	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Portfolio of Investments — continued

Security	Shares	Value

Machinery — 6.6%
Donaldson Co., Inc.	2,869,290	$167,164,835
Graco, Inc.	3,257,829	150,967,796
IDEX Corp.	2,180,715	328,546,522
Nordson Corp.	1,525,128	211,840,279
		$858,519,432

Marine — 2.0%
Kirby Corp.(1)(2)	3,155,908	$259,573,433
		$259,573,433

Professional Services — 3.9%
TransUnion	6,942,544	$510,832,388
		$510,832,388

Real Estate Management & Development — 1.3%
Jones Lang LaSalle, Inc.	1,181,077	$170,453,033
		$170,453,033

Road & Rail — 4.3%
J.B. Hunt Transport Services, Inc.	2,969,083	$353,142,732
Landstar System, Inc.	1,678,518	204,779,196
		$557,921,928

Software — 10.8%
ANSYS, Inc.(2)	2,269,659	$423,699,942
Blackbaud, Inc.(1)	2,970,536	301,449,993
Fair Isaac Corp.(1)(2)	1,780,790	406,999,554
Manhattan Associates, Inc.(1)(2)	5,017,586	273,960,196
		$1,406,109,685

Specialty Retail — 1.3%
Sally Beauty Holdings, Inc.(1)(2)	9,366,025	$172,241,200
		$172,241,200

Textiles, Apparel & Luxury Goods — 1.5%
Columbia Sportswear Co.	2,115,375	$196,877,951
		$196,877,951

Total Common Stocks (identified cost $7,119,917,541)		$12,552,321,345

Short-Term Investments — 3.5%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.19%(3)	452,405,122	$452,405,122

Total Short-Term Investments (identified cost $452,418,709)		$452,405,122

Total Investments — 100.0% (identified cost $7,572,336,250)		$13,004,726,467

Other Assets, Less Liabilities — 0.0%(4)		$5,353,431

Net Assets — 100.0%		$13,010,079,898

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Affiliated company (see Note 10).

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2018.

(4)	Amount is less than 0.05%.

8	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Statement of Assets and Liabilities

Assets	September 30, 2018
Investments —
Unaffiliated investments, at value (identified cost, $5,591,038,322)	$10,168,357,600
Affiliated investment fund, at value (identified cost, $452,418,709)	452,405,122
Affiliated companies, at value (identified cost, $1,528,879,219)	2,383,963,745
Total Investments, at value (identified cost, $7,572,336,250)	$13,004,726,467
Dividends receivable	7,851,977
Dividends receivable from affiliated investment fund	902,779
Receivable for investments sold	110,130,956
Receivable for Fund shares sold	14,240,488
Total assets	$13,137,852,667

Liabilities
Payable for investments purchased	$80,260,908
Payable for Fund shares redeemed	23,040,158
Due to custodian	12,227,256
Payable to affiliates:
Investment adviser fee	8,422,604
Distribution and service fees	845,371
Accrued expenses	2,976,472
Total liabilities	$127,772,769
Net Assets	$13,010,079,898

Sources of Net Assets
Paid-in capital	$7,276,604,624
Distributable earnings	5,733,475,274
Total	$13,010,079,898

9	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Statement of Assets and Liabilities — continued

Class A Shares	September 30, 2018
Net Assets	$1,935,900,135
Shares Outstanding	56,190,528
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$34.45
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$36.55

Class C Shares
Net Assets	$239,937,071
Shares Outstanding	7,528,328
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$31.87

Class I Shares
Net Assets	$7,422,332,167
Shares Outstanding	195,165,308
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$38.03

Class R Shares
Net Assets	$583,048,776
Shares Outstanding	17,362,233
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$33.58

Class R6 Shares
Net Assets	$2,828,861,749
Shares Outstanding	74,046,586
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$38.20

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Statement of Operations

Investment Income	Year Ended September 30, 2018
Dividends	$36,497,564	(1)
Dividends allocated from Portfolio	59,904,718
Dividends from affiliated investment fund	4,857,723
Expenses allocated from Portfolio	(58,320,285)
Total investment income	$42,939,720

Expenses
Investment adviser fee	$35,932,249
Distribution and service fees
Class A	4,724,481
Class C	2,377,095
Class R	2,642,592
Trustees’ fees and expenses	51,000
Custodian fee	640,125
Transfer and dividend disbursing agent fees	9,383,784
Legal and accounting services	152,640
Printing and postage	479,937
Registration fees	372,916
Miscellaneous	287,331
Total expenses	$57,044,150

Net investment loss	$(14,104,430)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$259,730,198	(2)
Investment transactions allocated from Portfolio	92,931,080
Investment transactions — affiliated investment fund	41,050
Net realized gain	$352,702,328
Change in unrealized appreciation (depreciation) —
Investments	$739,500,822	(3)
Investments allocated from Portfolio	1,352,907,882
Investments — affiliated investment fund	(51,940)
Net change in unrealized appreciation (depreciation)	$2,092,356,764

Net realized and unrealized gain	$2,445,059,092

Net increase in net assets from operations	$2,430,954,662

(1)	Includes $9,007,637 of dividends from affiliated companies (see Note 10).

(2)	Includes $21,935,065 of net realized gains from affiliated companies (see Note 10).

(3)	Includes net change in unrealized appreciation (depreciation) from affiliated companies of $221,438,982 (see Note 10).

11	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment loss	$(14,104,430)	$(19,360,716)
Net realized gain	352,702,328	439,026,893
Net change in unrealized appreciation (depreciation)	2,092,356,764	1,047,179,506
Net increase in net assets from operations	$2,430,954,662	$1,466,845,683
Distributions to shareholders:(1)
Class A	$(64,121,944)	$(67,239,793)
Class C	(9,049,930)	(9,538,559)
Class I	(218,200,808)	(176,167,884)
Class R	(18,138,514)	(13,773,805)
Class R6	(60,204,689)	(34,107,641)
Total distributions to shareholders	$(369,715,885)	$(300,827,682)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$541,063,870	$445,225,908
Class C	13,407,603	19,785,858
Class I	1,486,937,042	1,752,119,833
Class R	109,317,404	124,924,209
Class R6	1,026,666,231	824,789,928
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	55,462,477	60,137,559
Class C	8,137,207	8,181,044
Class I	185,558,595	151,726,384
Class R	17,113,524	12,908,204
Class R6	60,173,079	33,879,930
Cost of shares redeemed
Class A	(695,442,322)	(764,063,253)
Class C	(46,490,819)	(66,444,582)
Class I	(1,718,627,014)	(1,192,113,051)
Class R	(89,884,146)	(65,885,058)
Class R6	(288,963,254)	(184,883,462)
Net increase in net assets from Fund share transactions	$664,429,477	$1,160,289,451

Net increase in net assets	$2,725,668,254	$2,326,307,452

Net Assets
At beginning of year	$10,284,411,644	$7,958,104,192
At end of year	$13,010,079,898	$10,284,411,644 (2)

(1)	For the year ended September 30, 2017, the source of distributions was from net realized gain.

(2)	Includes accumulated net investment loss of $(15,119,946) at September 30, 2017. The requirement to disclose the corresponding amount as of September 30, 2018 was eliminated.

12	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Financial Highlights

	Class A
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$29.050		$25.770	$23.780	$22.330	$21.180

Income (Loss) From Operations
Net investment loss(1)	$(0.096)		$(0.101)	$(0.087)	$(0.075)	$(0.062)
Net realized and unrealized gain	6.606		4.379	3.812	2.286	1.360

Total income from operations	$6.510		$4.278	$3.725	$2.211	$1.298

Less Distributions
From net realized gain	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Total distributions	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Net asset value — End of year	$34.450		$29.050	$25.770	$23.780	$22.330

Total Return(2)	22.97%		17.06%	16.27%	9.99%	6.13%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$1,935,900		$1,711,298	$1,764,805	$1,336,145	$1,294,128
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.16%		1.19%	1.21%	1.22%	1.23%
Net investment loss	(0.30)%		(0.38)%	(0.35)%	(0.31)%	(0.28)%
Portfolio Turnover of the Portfolio(5)	3%		11%	17%	17%	11%
Portfolio Turnover of the Fund	5	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Financial Highlights — continued

	Class C
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$27.140		$24.320	$22.690	$21.500	$20.550

Income (Loss) From Operations
Net investment loss(1)	$(0.310)		$(0.284)	$(0.257)	$(0.246)	$(0.224)
Net realized and unrealized gain	6.150		4.102	3.622	2.197	1.322

Total income from operations	$5.840		$3.818	$3.365	$1.951	$1.098

Less Distributions
From net realized gain	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Total distributions	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Net asset value — End of year	$31.870		$27.140	$24.320	$22.690	$21.500

Total Return(2)	22.09%		16.15%	15.41%	9.15%	5.35%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$239,937		$226,669	$240,309	$222,081	$237,887
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.91%		1.94%	1.96%	1.97%	1.98%
Net investment loss	(1.06)%		(1.13)%	(1.10)%	(1.06)%	(1.03)%
Portfolio Turnover of the Portfolio(5)	3%		11%	17%	17%	11%
Portfolio Turnover of the Fund	5	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Financial Highlights — continued

	Class I
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$31.880		$28.120	$25.740	$24.060	$22.750

Income (Loss) From Operations
Net investment loss(1)	$(0.020)		$(0.039)	$(0.027)	$(0.015)	$(0.006)
Net realized and unrealized gain	7.280		4.797	4.142	2.456	1.464

Total income from operations	$7.260		$4.758	$4.115	$2.441	$1.458

Less Distributions
From net realized gain	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Total distributions	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Net asset value — End of year	$38.030		$31.880	$28.120	$25.740	$24.060

Total Return(2)	23.30%		17.35%	16.56%	10.23%	6.42%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$7,422,332		$6,245,313	$4,816,563	$3,839,740	$3,755,707
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	0.91%		0.94%	0.96%	0.97%	0.98%
Net investment loss	(0.06)%		(0.13)%	(0.10)%	(0.06)%	(0.03)%
Portfolio Turnover of the Portfolio(5)	3%		11%	17%	17%	11%
Portfolio Turnover of the Fund	5	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Financial Highlights — continued

	Class R
	Year Ended September 30,
	2018		2017	2016	2015	2014
Net asset value — Beginning of year	$28.410		$25.290	$23.420	$22.060	$20.970

Income (Loss) From Operations
Net investment loss(1)	$(0.171)		$(0.166)	$(0.147)	$(0.134)	$(0.110)
Net realized and unrealized gain	6.451		4.284	3.752	2.255	1.348

Total income from operations	$6.280		$4.118	$3.605	$2.121	$1.238

Less Distributions
From net realized gain	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Total distributions	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$(0.148)

Net asset value — End of year	$33.580		$28.410	$25.290	$23.420	$22.060

Total Return(2)	22.67%		16.74%	16.00%	9.70%	5.91%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$583,049		$458,145	$337,874	$209,022	$166,575
Ratios (as a percentage of average daily net assets):(3)
Expenses(4)	1.41%		1.44%	1.46%	1.47%	1.48%
Net investment loss	(0.55)%		(0.63)%	(0.60)%	(0.56)%	(0.50)%
Portfolio Turnover of the Portfolio(5)	3%		11%	17%	17%	11%
Portfolio Turnover of the Fund	5	%(6)	—	—	—	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(4)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(5)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(6)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Financial Highlights — continued

	Class R6
	Year Ended September 30,					Period Ended September 30, 2014(1)
	2018		2017	2016	2015
Net asset value — Beginning of period	$31.990		$28.190	$25.780	$24.070	$25.040

Income (Loss) From Operations
Net investment income (loss)(2)	$0.016		$(0.010)	$(0.002)	$(0.004)	$0.022
Net realized and unrealized gain (loss)	7.304		4.808	4.147	2.475	(0.992)

Total income (loss) from operations	$7.320		$4.798	$4.145	$2.471	$(0.970)

Less Distributions
From net realized gain	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$—

Total distributions	$(1.110)		$(0.998)	$(1.735)	$(0.761)	$—

Net asset value — End of period	$38.200		$31.990	$28.190	$25.780	$24.070

Total Return(3)	23.41%		17.45%	16.66%	10.36%	(3.87	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,828,862		$1,642,985	$798,553	$389,784	$252
Ratios (as a percentage of average daily net assets):(5)
Expenses(6)	0.82%		0.84%	0.87%	0.88%	0.90	%(7)
Net investment income (loss)	0.05%		(0.03)%	(0.01)%	(0.02)%	0.35	%(7)
Portfolio Turnover of the Portfolio(8)	3%		11%	17%	17%	11	%(9)
Portfolio Turnover of the Fund	5	%(10)	—	—	—	—

(1)	For the period from the commencement of operations, July 1, 2014, to September 30, 2014.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.

(9)	For the Portfolio’s year ended September 30, 2014.

(10)	For the period from May 21, 2018 through September 30, 2018 when the Fund was making investments directly in securities.

17	See Notes to Financial Statements.

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Atlanta Capital SMID-Cap Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth. Prior to the close of business on May 18, 2018, the Fund invested all of its investable assets in interests in SMID-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on May 18, 2018, the Fund received its pro-rata share of net assets from the Portfolio as part of the termination of the Portfolio. As of May 21, 2018, the next business day, the Fund invests directly in securities. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I, Class R and Class R6 shares are sold at net asset value and are not subject to a sales charge. Effective after the close of business on January 15, 2013, the Fund was closed to new investors, subject to limited exceptions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer and dividend disbursing agent fees on the Statement of Operations, are not allocated to Class R6 shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Prior to the close of business on May 18, 2018, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of September 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

18

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements — continued

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended September 30, 2018 and September 30, 2017 was as follows:

	Year Ended September 30,
	2018	2017

Distributions declared from:
Long-term capital gains	$369,715,885	$300,827,682

During the year ended September 30, 2018, distributable earnings was decreased by $14,977,136 and paid-in capital was increased by $14,977,136 due to the Fund’s use of equalization accounting and differences between book and tax accounting, primarily for net operating losses and the Fund’s investment in the Portfolio. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of September 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$310,370,781
Late year ordinary losses	$(15,735,449)
Net unrealized appreciation	$5,438,839,942

At September 30, 2018, the Fund had a late year ordinary loss of $15,735,449 which it has elected to defer to the following taxable year pursuant to income tax regulations. Late year ordinary losses represent certain specified losses realized in that portion of a taxable year after October 31 that are treated as ordinary for tax purposes plus ordinary losses attributable to that portion of a taxable year after December 31.

The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$7,565,886,525

Gross unrealized appreciation	$5,532,212,870
Gross unrealized depreciation	(93,372,928)

Net unrealized appreciation	$5,438,839,942

19

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements — continued

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement dated May 18, 2018 between the Fund and BMR, the fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets up to $500 million, 0.9375% on net assets of $500 million but less than $1 billion, 0.875% on net assets of $1 billion but less than $2.5 billion, 0.8125% on net assets of $2.5 billion but less than $5 billion, 0.75% on net assets of $5 billion but less than $7.5 billion, 0.73% on net assets of $7.5 billion but less than $10 billion, 0.72% on net assets of $10 billion but less than $15 billion and 0.70% on net assets of $15 billion and over. Prior to the close of business on May 18, 2018, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s investment adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended September 30, 2018, the Fund’s allocated portion of the investment adviser fee paid by the Portfolio amounted to $56,996,144 and the investment adviser fee paid by the Fund amounted to $35,932,249. For the year ended September 30, 2018, the Fund’s investment adviser fee, including the investment adviser fee allocated from the Portfolio, was 0.79% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its investment adviser fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator of the Fund, but receives no compensation. EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2018, EVM earned $237,698 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,331 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2018. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended September 30, 2018 amounted to $4,724,481 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended September 30, 2018, the Fund paid or accrued to EVD $1,782,821 for Class C shares.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended September 30, 2018, the Fund paid or accrued to EVD $1,321,296 for Class R shares.

Pursuant to the Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended September 30, 2018 amounted to $594,274 and $1,321,296 for Class C and Class R shares, respectively.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended September 30, 2018, the Fund was informed that EVD received approximately $2,000 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

20

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements — continued

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred into the Fund, for the period from October 1, 2017 through May 18, 2018 aggregated $632,801,055 and $336,252,692, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of net assets from the Portfolio, for the period from May 21, 2018 through September 30, 2018 aggregated $720,491,730 and $567,239,843, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from October 1, 2017 through May 18, 2018 were $622,456,298 and $12,364,365,953, respectively. Included in decreases is $11,980,457,537, representing the Fund’s interest in the Portfolio as of the close of business on May 18, 2018, which was exchanged for the net assets of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $7,287,516,202 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended September 30,
Class A	2018	2017

Sales	17,337,940	16,710,769
Issued to shareholders electing to receive payments of distributions in Fund shares	1,847,518	2,315,655
Redemptions	(21,913,521)	(28,584,766)

Net decrease	(2,728,063)	(9,558,342)

	Year Ended September 30,
Class C	2018	2017

Sales	462,369	793,865
Issued to shareholders electing to receive payments of distributions in Fund shares	291,239	335,014
Redemptions	(1,576,295)	(2,657,719)

Net decrease	(822,687)	(1,528,840)

	Year Ended September 30,
Class I	2018	2017

Sales	42,766,098	60,177,906
Issued to shareholders electing to receive payments of distributions in Fund shares	5,611,085	5,333,089
Redemptions	(49,131,202)	(40,851,178)

Net increase (decrease)	(754,019)	24,659,817

	Year Ended September 30,
Class R	2018	2017

Sales	3,555,576	4,785,159
Issued to shareholders electing to receive payments of distributions in Fund shares	583,681	507,199
Redemptions	(2,905,787)	(2,524,952)

Net increase	1,233,470	2,767,406

21

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements — continued

	Year Ended September 30,
Class R6	2018	2017

Sales	29,133,113	28,195,323
Issued to shareholders electing to receive payments of distributions in Fund shares	1,812,442	1,187,936
Redemptions	(8,261,559)	(6,345,211)

Net increase	22,683,996	23,038,048

8  Line of Credit

Effective June 8, 2018, the Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 30, 2018. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2018.

Effective October 30, 2018, the Fund renewed its line of credit agreement, which expires October 29, 2019, at substantially the same terms.

9  Overdraft Advances

Pursuant to the custodian agreement, State Street Bank and Trust Company (SSBT) may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the Federal Funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At September 30, 2018, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $12,227,256. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at September 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy (see Note 11) at September 30, 2018. The Fund’s average overdraft advances during the year ended September 30, 2018 were not significant.

22

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Notes to Financial Statements — continued

10  Investments in Affiliated Companies

An affiliated company is a company in which a fund has a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares, or a company that is under common ownership or control with a fund. At September 30, 2018, the value of the Fund’s investment in affiliated companies was $2,383,963,745, which represents 18.3% of the Fund’s net assets. Transactions in affiliated companies by the Portfolio for the period from October 1, 2017 through May 18, 2018 and by the Fund for the period from May 21, 2018 through September 30, 2018, were as follows:

Name of affiliated company	Shares, beginning of year	Gross additions	Gross reductions	Shares, end of year	Value, end of year		Dividend income(3)	Net realized gain (loss)(3)	Change in unrealized appreciation (depreciation)(3)

Common stocks*
AptarGroup, Inc.	2,429,186	733,455	—	3,162,641	$340,742,941		$3,732,918	$—	$64,046,477
Bio-Rad Laboratories, Inc., Class A(1)	1,231,302	—	(111,843)	1,119,459	350,379,472	(2)	—	18,779,274	92,701,057
Blackbaud, Inc.	2,878,519	92,017	—	2,970,536	301,449,993		1,425,858	—	39,462,225
Fair Isaac Corp.(1)	1,813,604	—	(32,814)	1,780,790	406,999,554		—	3,155,791	156,571,108
Kirby Corp.(1)	3,155,908	—	—	3,155,908	259,573,433		—	—	51,441,300
Manhattan Associates, Inc.(1)	5,017,586	—	—	5,017,586	273,960,196		—	—	65,379,145
Sally Beauty Holdings, Inc.(1)	9,366,025	—	—	9,366,025	172,241,200		—	—	(11,145,569)
Westamerica Bancorporation	1,433,011	—	—	1,433,011	86,209,942		2,292,817	—	888,467
WEX, Inc. (1)	2,145,428	—	(204,276)	1,941,152	389,705,676	(2)	—	11,535,064	171,237,315
WRBerkley Corp.	3,523,967	3,266,806	—	6,790,773	542,786,486		9,490,239	—	59,614,757

							$16,941,832	$33,470,129	$690,196,282

*	The related industry is the same as the presentation in the Portfolio of Investments.

(1)	Non-income producing security.

(2)	Company is no longer an affiliate as of September 30, 2018.

(3)	Includes amounts for transactions at both the Fund and allocated from the Portfolio for the period while the Fund was investing in the Portfolio.

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1		Level 2	Level 3	Total

Common Stocks	$12,552,321,345	*	$—	$—	$12,552,321,345
Short-Term Investments	—		452,405,122	—	452,405,122

Total Investments	$12,552,321,345		$452,405,122	$—	$13,004,726,467

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

23

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Atlanta Capital SMID-Cap Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

24

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2018, $352,767,029 or, if subsequently determined to be different, the net capital gain of such year.

25

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

Nominee for Trustee	Number of Shares
	For	Withheld
Mark R. Fetting	213,446,117	1,503,306
Keith Quinton	213,406,661	1,542,761
Marcus L. Smith	213,395,348	1,554,075
Susan J. Sutherland	213,602,505	1,346,917
Scott E. Wennerholm	213,375,058	1,574,365

Results	are rounded to the nearest whole number.

26

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each, a “Board”) of the registered investment companies (the “Eaton Vance Funds”) advised by either Eaton Vance Management or its affiliate, Boston Management and Research (together, “Eaton Vance”), held on February 7 and 8, 2018 (the “Meeting”), the Board, including a majority of the Independent Trustees, voted to approve a restructuring (the “Restructuring”) pursuant to which Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) would withdraw its assets in kind from the SMID-Cap Portfolio (the “Master Portfolio”) and terminate the Master Portfolio. The Board noted that the Fund is a feeder fund in a master/feeder structure and invests substantially all of its assets in the Master Portfolio, which has the same investment objective and investment strategies as those of the Fund. In light of this master/feeder structure, the Fund had not previously entered into any direct investment advisory or sub-advisory agreements. Accordingly, in connection with the Restructuring, the Board, including a majority of the Independent Trustees, voted to approve an investment advisory agreement for the Fund with Boston Management and Research (the “Adviser”) and a sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance (the “Fund Agreements”). The Board’s approval of the Fund Agreements allows the Adviser and Sub-adviser to manage the assets of the Fund directly upon the closing of the Restructuring.

Prior to voting its approval of the Fund Agreements, the Board received information from Eaton Vance that the Board considered reasonably necessary to evaluate the terms of each Fund Agreement. The Board considered information furnished by Eaton Vance for the Meeting relating specifically to the Fund, as well as information furnished for prior meetings of the Board and its committees, including information provided in connection with the annual contract review process for the Eaton Vance Funds, which occurred in April 2017 (the “2017 Approval Process”). As part of this review, the Board considered information provided by Eaton Vance and its affiliates during the 2017 Approval Process relating to the Board’s approval of the Master Portfolio’s investment advisory and sub-advisory agreements (the “Master Portfolio Agreements”).

With respect to the approval of the Fund Agreements, the Board specifically noted that the terms of the Fund Agreements are substantially identical to the terms of the Master Portfolio Agreements, including the fee rates payable under the Fund Agreements, which are the same as the fee rates payable under the Master Portfolio Agreements.

Information considered by the Board relating to the Fund Agreements included, among other things, the following:

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees payable by the Master Portfolio with the fees payable by comparable funds identified by the data provider (“comparable funds”);

•	A report from an independent data provider comparing the total expense ratio and its components of the Master Portfolio with those of comparable funds;

•	A report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds over various time periods;

•	Data comparing the investment performance of the Fund with the performance of benchmark indices over various time periods;

•

Comparative information concerning the fees charged and the services provided by Eaton Vance and the Sub-adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing the Master Portfolio;

•	Profitability analyses for Eaton Vance and the Sub-adviser;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about policies and practices with respect to trading, including processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by Eaton Vance and the Sub-adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

Information about the Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and, if applicable, investment accounts;

27

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

•	The Codes of Ethics of Eaton Vance and the Sub-adviser, together with information relating to compliance with and the administration;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance by the Adviser and Sub-adviser (including descriptions of various compliance programs);

•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates, including the Sub-adviser;

•	A description of the Adviser’s procedures for overseeing sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser and its affiliates; and

•	The terms of the Fund Agreements.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of each of the proposed Fund Agreements are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve each Fund Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Fund Agreements, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Master Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. The Board specifically noted that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Sub-adviser, taken as a whole, will be appropriate and consistent with the terms of the Fund Agreements.

Performance, Management Fees, Profitability and Economies of Scale

The Board considered the fact that, as part of the 2017 Approval Process with respect to the Master Portfolio, the Board had concluded that (i) the performance of the Fund was satisfactory, (ii) the management fees were reasonable, (iii) the profits being realized by the Adviser and its affiliates, including the Sub-adviser, were reasonable and (iv) the Fund shared in any benefits from economies of scale and the structure of the advisory fee, which includes breakpoints at several asset levels, allowed the Fund and the Master Portfolio to benefit from any economies of scale in the future. The Board concluded that the appointment of the Adviser and the Sub-adviser as the investment adviser and sub-adviser of the Fund is not expected to adversely affect the performance of the Fund, the reasonableness of the management fees payable to the Adviser by the Fund, the profits to be realized by the Adviser and its affiliates, including the Sub-adviser, in managing the Fund or the extent to which the Fund can be expected to benefit from economies of scale in the future. The Board recognized that continuation of the Fund Agreements for an additional one-year term was being considered by the Board as part of the 2018 annual contract review process, which began in January 2018, and that updated information regarding each of these matters would be reviewed by the Board as part of that process.

28

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

29

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of SMID-Cap Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Atlanta Capital SMID-Cap Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. With respect to the Adviser, the Board considered the Adviser’s responsibilities overseeing the Sub-adviser and the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Portfolio.

30

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

The Board considered that at its meeting held on February 7 and 8, 2018, the Board, including a majority of the Independent Trustees, voted to approve a restructuring (the “Restructuring”) pursuant to which the Fund would withdraw its assets in-kind from the Portfolio and the Portfolio would terminate. The Board further considered that, in connection with the Restructuring, the Board, including a majority of the Independent Trustees, voted to approve an investment advisory agreement for the Fund with the Adviser (the “Fund Agreement”), which would become effective upon the Fund’s withdrawal of its assets from the Portfolio (the “Effective Date”). The Board noted that its approval of the Fund Agreement will allow the Adviser to manage the assets of the Fund directly upon the Effective Date, which was expected to occur prior to the fiscal year end of the Portfolio.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and higher than the median performance of the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary and secondary benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser and/or Sub-adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser and/or Sub-adviser provide to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser and/or Sub-adviser as between the Fund and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds. The Board considered the fact that the Adviser had undertaken to introduce new fee breakpoints at assets above $15 billion, such reduction to be effective May 1, 2018.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are deemed not to be excessive.

31

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, including new breakpoints effective May 1, 2018, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

32

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

33

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson); 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds effective December 31, 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

34

Eaton Vance

Atlanta Capital SMID-Cap Fund

September 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President of the Trust	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

36

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

Atlanta Capital Management Company, LLC

1075 Peachtree Street NE

Suite 2100

Atlanta, GA 30309

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

1452    9.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Atlanta Capital Focused Growth Fund, Eaton Vance Atlanta Capital Select Equity Fund and Eaton Vance Atlanta Capital SMID-Cap Fund, (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2017 and September 30, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Atlanta Capital Focused Growth Fund

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$31,770	$31,770
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,030	$12,080
All Other Fees(3)	$0	$0

Total	$43,800	$43,850

Eaton Vance Atlanta Capital Select Equity Fund

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$29,720	$29,720
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,419	$11,469
All Other Fees(3)	$0	$0

Total	$41,139	$41,189

Eaton Vance Atlanta Capital SMID-Cap Fund

Fiscal Years Ended	9/30/17	9/30/18
Audit Fees	$26,090	$46,600
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,259	$33,748
All Other Fees(3)	$0	$0

Total	$38,349	$80,348

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (February 28, July 31, August 31, September 30, or November 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	11/30/16*	2/28/17	7/31/17	8/31/17	9/30/17	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18
Audit Fees	$81,150	$55,260	$59,050	$162,040	$87,580	$81,150	$55,260	$58,700	$161,690	$108,090
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$43,500	$20,204	$20,034	$59,372	$35,708	$38,019	$19,980	$24,284	$60,872	$57,297
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Total	$124,650	$75,464	$79,084	$221,412	$123,288	$119,169	$75,240	$82,984	$222,562	$165,387

*	Series commenced operations on December 16, 2015.

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.

Fiscal Years Ended	11/30/16*	2/28/17	7/31/17	8/31/17	9/30/17	11/30/17	2/28/18	7/31/18	8/31/18	9/30/18

Registrant(1)	$43,500	$20,204	$20,034	$59,372	$35,708	$38,019	$19,980	$24,284	$60,872	$57,297
Eaton Vance(2)	$48,500	$46,000	$148,018	$148,018	$148,018	$148,018	$148,018	$51,855	$74,355	$126,485

*	Series commenced operations on December 16, 2015.
(1)	Includes all of the Series of the Trust.
(2)

During the fiscal years reported above, the Series were “feeder” funds in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 26, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 26, 2018